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                                 AMENDMENT NO. 2
              TO AMENDED AND RESTATED 1976 COAL PURCHASE CONTRACT
                                    BETWEEN
           COMMONWEALTH EDISON COMPANY AND BLACK BUTTE COAL COMPANY

This Amendment No. 2 ("Amendment") shall be effective as of January 1, 1997 and is made and entered into by and between Commonwealth Edison Company ("Edison") and Black Butte Coal Company ("Black Butte").

WHEREAS, Edison and Black Butte entered into a contract entitled "Amended and Restated 1976 Coal Purchase Contract between Commonwealth Edison Company and Black Butte Coal Company" dated January 1, 1993 (such agreement as heretofore amended being referred to herein as the "Agreement") and

WHEREAS, Edison and Black Butte desire to amend the Agreement in certain respects as provided herein.

NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

     Section 2.01 of the Agreement is amended to read in its entirety as follows:

     Section 2.01. In each of the years 1993 through and including 2000. Buyer shall purchase and take delivery from Seller and Seller shall sell and deliver to Buyer quantities of coal in the years indicated below ("Base I Coal"):

     -----------------------------------------
                     Base I Coal

                       (Tons)
     -----------------------------------------
        1993                   4,049,065
        1994                   3,740,742
        1995                   3,969,907
        1996                   4,652,726


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                             CONFIDENTIAL AGREEMENT


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If Buyer purchases more coal in the period 1993 through 2000 than the aggregate amount it is required to purchase in that period, the excess shall be deemed to be Base II Coal."


    2. Except as set forth in this Amendment, the provisions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

BLACK BUTTE COAL COMPANY

By: /s/
   --------------------------------
Member Management Committee

COMMONWEALTH EDISON COMPANY

By: /s/
------------------------------------
     Vice President


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